                                                                     Exhibit 24

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1998 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Mark Loughridge, Jeffrey D. Serkes, Daniel E. O'Donnell, and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February 1999.

                                             /s/ Cathleen P. Black
                                             ----------------------------
                                             Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1998 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Mark Loughridge, Jeffrey D. Serkes, Daniel E. O'Donnell, and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February 1999.

                                             /s/ Kenneth I. Chenault
                                             ----------------------------
                                             Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1998 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Mark Loughridge, Jeffrey D. Serkes, Daniel E. O'Donnell, and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February 1999.

                                             /s/ J. Dormann
                                             ----------------------------
                                             Director

                   POWER OF ATTORNEY OF LOUIS V. GERSTNER, JR.

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Chairman and Chief Executive Officer of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1998 on Form 10-K, hereby constitutes and appoints Douglas L. Maine, Lawrence R. Ricciardi, Mark Loughridge, Jeffrey D. Serkes, Daniel E. O'Donnell, and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February 1999.

                                             /s/ Louis V. Gerstner, Jr.
                                             ----------------------------
                                             Louis V. Gerstner, Jr.
                                             Chairman of the Board
                                             and Chief Executive Officer

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1998 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Mark Loughridge, Jeffrey D. Serkes, Daniel E. O'Donnell, and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February 1999.

                                             /s/ Nannerl O. Keohane
                                             ----------------------------
                                             Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1998 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Mark Loughridge, Jeffrey D. Serkes, Daniel E. O'Donnell, and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February 1999.

                                             /s/ Charles F. Knight
                                             ----------------------------
                                             Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1998 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Mark Loughridge, Jeffrey D. Serkes, Daniel E. O'Donnell, and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February 1999.

                                             /s/ Minoru Makihara
                                             ----------------------------
                                             Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1998 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Mark Loughridge, Jeffrey D. Serkes, Daniel E. O'Donnell, and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February 1999.

                                             /s/ Lucio A. Noto
                                             ----------------------------
                                             Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1998 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Mark Loughridge, Jeffrey D. Serkes, Daniel E. O'Donnell, and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February 1999.

                                             /s/ John B. Slaughter
                                             ----------------------------
                                             Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1998 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Mark Loughridge, Jeffrey D. Serkes, Daniel E. O'Donnell, and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February 1999.

                                             /s/ Alex Trotman
                                             ----------------------------
                                             Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1998 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Mark Loughridge, Jeffrey D. Serkes, Daniel E. O'Donnell, and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February 1999.

                                             /s/ Lodewijk C. van Wachem
                                             ----------------------------
                                             Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1998 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Mark Loughridge, Jeffrey D. Serkes, Daniel E. O'Donnell, and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February 1999.

                                             /s/ Charles M. Vest
                                             ----------------------------
                                             Director

                      POWER OF ATTORNEY OF MARK LOUGHRIDGE

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1998 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Jeffrey D. Serkes, Daniel E. O'Donnell, and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February 1999.

                                             /s/ Mark Loughridge
                                             -----------------------------
                                             Mark Loughridge
                                             Vice President and Controller

                      POWER OF ATTORNEY OF DOUGLAS L. MAINE

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1998 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Lawrence R. Ricciardi, Mark Loughridge, Jeffrey D. Serkes, Daniel E. O'Donnell, and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February 1999.

                                             /s/ Douglas L. Maine
                                             -----------------------------
                                             Douglas L. Maine
                                             Senior Vice President and
                                             Chief Financial Officer